EXHIBIT 10.3

            SECOND AMENDED AND RESTATED DEBT SUBORDINATION AGREEMENT

      THIS AGREEMENT effective as of the 5th day of May, 2006, by and among KEVIN J. THOMAS, an individual (the "Creditor"), ARGAN, INC., a Delaware corporation ("Argan"), SOUTHERN MARYLAND CABLE, INC., a Maryland corporation ("SMC"), VITARICH LABORATORIES, INC., a Delaware corporation ("Vitarich" and collectively with Argan and SMC, the "Debtor") and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the "Lender").

      WHEREAS, reference is made to that certain Financing and Security Agreement among Argan, SMC and the Lender dated as of August 19, 2003 (as the same may be amended, supplemented or modified from time to time, the "FSA") pursuant to which the Lender has extended to the Debtor certain loans as more particularly described therein (collectively, the "Loans"); and

      WHEREAS, Argan, executed and delivered to the Creditor a subordinated promissory note (the "Subordinated Note"); and

      WHEREAS, Argan, SMC, the Creditor and the Lender entered into a certain Debt Subordination Agreement dated as of January 31, 2005 (as amended, restated supplemented or modified from time to time, the "Existing Debt Subordination Agreement"); and

      WHEREAS, Argan executed and delivered to the Creditor a Subordinated Promissory Note (Earn-back Obligations) dated as of November 30, 2005 (the "Earn-back Subordinated Note"); and

      WHEREAS, the Debtor has requested that the Lender extend the maturity date of a revolving line of credit, make a new term loan to the Debtor under the FSA and combine the Subordinated Note and the Earn-back Subordinated Note into one Amended and Restated Subordinated Term Note (the "Amended and Restated
Subordinated Term Note"), and the Lender has agreed on the condition that the Debtor amend and restate the Existing Debt Subordination Agreement with the Creditor as set forth herein; and

      WHEREAS, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the FSA; and

      NOW, THEREFORE, for value received and in consideration of the mutual benefits to be derived from this Agreement, the parties hereto agree to amend and restate the Existing Debt Subordination Agreement as follows:

      1. Definitions.

            (a) "Junior Debt" means all of the present and future indebtedness (principal, interest (including, without limitation, default interest and interest accruing after the commencement of a bankruptcy proceeding by or against the Debtor), fees, charges, collection and other costs (including, without limitation, attorney's fees) and expenses and other amounts), liabilities and obligations of the Debtor to the Creditor, all whether fixed or contingent, matured or unmatured, and liquidated or unliquidated and whether arising under contract, in tort or otherwise, including without limitation, the indebtedness arising under the Amended and Restated Subordinated Term Note, and all increases, extensions, modifications, refinancings, assignments and renewals thereof, but does not include any Collateral.

            (b) "Superior Debt" means all of the present and future indebtedness (principal, interest (including, without limitation, default interest and interest accruing after the commencement of a bankruptcy proceeding by or against the Debtor), fees, charges, collection and other costs (including, without limitation, attorney's fees) and expenses and other amounts), liabilities and obligations (including, without limitation, letter of credit reimbursement obligations, protective advances permitted under the FSA and the other Financing Documents for unpaid taxes, insurance, etc., and yield maintenance and other indemnification amounts) of the Debtor to the Lender including any such indebtedness under the FSA or any of the other Financing Documents, all whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise, and all increases, extensions, modifications, refinancings, assignments and/or renewals thereof, and all Collateral.

      2. Subordination.

            (a) The Creditor hereby postpones and subordinates all of the Junior Debt to the full and final payment of all of the Superior Debt to the extent and in the manner set forth herein, provided that so long as (i) no Default or Event of Default has occurred and is continuing under or within the meaning of the FSA or any of the other Financing Documents and after giving effect to such payment no Default or Event of Default would occur (including, without limitation, any default of any financial covenant set forth in the FSA or any of the other Financing Documents), and (ii) no event or condition has occurred which would constitute such a Default or Event of Default but for the giving of notice or passage of time, or both (including, without limitation, any event or condition that would cause a default of any financial covenant set forth in the FSA or any of the other Financing Documents), Lender agrees that for purposes of the FSA and the other Financing Documents Debtor is permitted to, and may make, and the Creditor is permitted to, and may accept: (A) regularly scheduled payments of interest under the Junior Debt; (B) payments of principal after August 1, 2007, and (C) mandatory and optional prepayments of the Junior Debt including, without limitation, any Mandatory Prepayment, the Acquisition Mandatory Prepayment, the Additional Term Loan Mandatory Prepayment or any other optional prepayment allowed under the Junior Debt, but only to the extent such prepayments do not otherwise violate the prohibitions in clauses (i) and (ii) above.

            (b) The Creditor agrees that so long as the Debtor is indebted to the Lender under or in connection with the FSA and the other Financing Documents, the Creditor shall promptly provide the Lender (or its successors or assigns, as the case may be) with a copy of all notices which the Creditor from time to time may serve upon the Debtor in connection with the Junior Debt.

      3. Collateral for Superior Debt. In furtherance of and for the sole purposes of enforcing, exercising and securing the rights of the Lender under
Section 7 herein relating to the Lender's authority to act as the Creditor's attorney-in-fact in connection with a bankruptcy or similar proceeding against the Creditor, the Creditor hereby transfers and assigns to the Lender, its successors and assigns, all of its right, title and interest in and to, and grants to the Lender, its successors and assign, a security interest in, the Junior Debt. The Creditor agrees to execute and deliver to the Lender any additional assignments and instruments deemed necessary by the Lender to effect or confirm such assignment and transfer and to effect collection of any and all payments which may be made at any time on account of the Junior Debt.

      4. Warranties and Representations of Creditor and Debtor. The Creditor and the Debtor hereby represent and warrant: (a) that the Creditor has not relied and will not rely on any representation or information of any nature made by or received from Lender relative to the Debtor in deciding to execute this Agreement or to permit it to continue in effect; (b) that the Creditor is or will be the lawful owner of the Junior Debt and no part thereof is subject to any defense, offset or counterclaim; (c) that the Creditor has not heretofore assigned or transferred any Junior Debt or any interest therein; and (d) that the Creditor has not heretofore given any subordination in respect of the Junior Debt.

      5. Negative  Covenants.  Except to the extent  otherwise  permitted  under
Section 2 hereof, until all of the Superior Debt has been fully and finally paid and any obligations of the Lender to extend further Superior Debt is terminated:
(a) the Debtor shall not, directly or indirectly, make any payment on account of the Junior Debt and shall not grant any security interest in, mortgage, pledge, assign or transfer any of their respective assets to secure or satisfy all or any part of the Junior Debt; (b) the Creditor shall not demand or accept from the Debtor or any other person any such payment of, or collateral for the Junior Debt, nor shall the Creditor enforce any part of the Junior Debt; (c) the Creditor shall not hereafter give any subordination in respect of the Junior Debt, or transfer or assign any of the Junior Debt to any person other than the Lender; (d) the Debtor will not hereafter issue any instrument, security or other writing evidencing any part of the Junior Debt, and the Creditor will not receive any such writing, except upon the prior written approval of the Lender or at the request of and in the manner requested by the Lender; (e) the Creditor will not commence or join with any other creditors of the Debtor in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Debtor; and (f) neither the Creditor nor the Debtor shall otherwise take or permit any action prejudicial to or inconsistent with the provisions of this Agreement.

      6. Turnover of Prohibited Transfers. If any payment on account of or any collateral for any part of the Junior Debt is received by the Creditor in violation of the terms of this Agreement, such payment or collateral shall be delivered within one (1) business day by the Creditor to the Lender for application to the Superior Debt, in the form received, except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Lender. The Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by the Creditor in trust for the Lender and shall not be commingled with other funds or property of the Creditor.

      7. Authority to Act for Creditor. For so long as any of the Superior Debt shall remain unpaid, the Lender shall have the right to act as the Creditor's attorney-in-fact for the purposes specified herein and the Creditor hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Creditor or in the name of the Lender, for the use and benefit of the Lender, without notice to the Creditor or any of its successors or assigns, to perform the following acts, at the Lender's option, at any meeting of creditors of the Debtor or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of the Debtor or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of the Debtor, or for the composition of the creditors of the Debtor, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors of the Debtor or otherwise:

            (a) To enforce claims comprising the Junior Debt, either in its own name or in the name of the Creditor, by proof of debt, proof of claim, suit or otherwise;

            (b) To collect any assets of the Debtor distributed, divided or applied by way of dividend or payment on account of the Junior Debt, or any securities issued on account of the Junior Debt and to apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Superior Debt until all of the Superior Debt (including, without limitation, all interest accruing on the Superior Debt after the commencement of any bankruptcy case) has been paid in full, rendering any surplus to the Creditor if and to the extent permitted by law;

            (c) To vote claims comprising the Junior Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

            (d) To take generally any action in connection with any such meeting, case or proceeding that the Creditor would be authorized to take but for this Agreement.

      In no event shall the Lender be liable to the Creditor for any failure to prove the Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

      8. Waivers, Etc.

            (a) The Creditor and the Debtor hereby waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Lender. To the fullest extent permitted by law, the Creditor and the Debtor each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with instruments, documents and agreements evidencing, securing or relating in any way to all or any portion of the Superior Debt or the Junior Debt to which the Creditor or the Debtor may be a party; notice of the acceptance of this Agreement by the Lender; notice of any loans made, extensions granted or other action taken by the Lender in reliance hereon, including without limitation: (i) granting time or other indulgences to the Debtor, (ii) renewing, extending, modifying or compromising any of the Superior Debt, (iii) possessing, substituting, modifying, waiving or releasing any collateral held as security for any of the Superior Debt, or (iv) adding or releasing any person primarily or secondarily liable thereon; and all other demands and notices of every kind in connection with this Agreement, the Superior Debt or Junior Debt, and no such action taken by the Lender shall affect the subordination or other provisions herein in any manner.

            (b) In the event of any sale, assignment, disposition or other transfer of the Junior Debt, the Creditor shall cause the transferee thereof to execute and deliver to the Lender an agreement (substantially identical with this Agreement or otherwise in form and substance satisfactory to the Lender) providing for the continued subordination of the Junior Debt to the Superior Debt as provided herein and for the continued effectiveness of all of the rights arising under this Agreement.

      9. Indulgences Not Waivers. Neither the failure nor any delay on the part of the Lender to exercise any right, remedy, power or privilege hereunder or under any instruments, documents or agreements evidencing or relating to the Superior Debt shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No consent or waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such consent or waiver, and then only to the extent specifically stated in such writing.

      10. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination and shall terminate only upon the full and final payment of the Superior Debt and termination of any obligation of the Lender to extend any further Superior Debt. Neither the dissolution nor the bankruptcy of the Creditor shall effect a termination hereof.

      11. Administration by the Lender. In the administration of the Superior Debt, either before or after a demand or default, the Creditor acknowledges and agrees that the Lender may proceed in its sole discretion, including without limitation, raising or lowering loan advances, interest rates or fees, charging additional fees, declining to make further advances, extending additional loans or other financing accommodations to the Debtor, increasing the dollar amounts of the Debtor's credit limits, extending credit terms and maturities, compromising claims and exchanging and releasing collateral or obligors; all with no duty to the Creditor, and no such action shall affect the subordination or other provisions herein in any manner.

      12. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified mail, return receipt requested, postage prepaid, or when delivered by next day express delivery service, addressed as set forth below:

      (a)         If to the Lender:       Bank of America, N.A.
                                          1101 Wootton Parkway
                                          4th Floor
                                          Attn: Michael Radcliffe
                                                Senior Vice President

      (b)         If to the Creditor:     Kevin J. Thomas
                                          6620 Daniels Road
                                          Naples, Florida 34104

      (c)         If to the Debtor:       Argan, Inc.
                                          One Church Street
                                          Suite 302
                                          Rockville, Maryland 20850
                                          Attn: Arthur Trudel
                                                Senior Vice President and CFO

      Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Paragraph 12 for the giving of notice.

      13. Lender's Duties Limited. The rights granted to the Lender in this Agreement are solely for its protection and nothing herein contained imposes on the Lender any duties with respect to any property of the Creditor or of the Debtor heretofore or hereafter received by the Lender. The Lender has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Debtor as collateral security for the Superior Debt or any portion thereof.

      14. Effect on Creditor and Debtor. This Agreement is being entered into solely for the benefit of the Lender, its successors and assigns, and is not intended to give any rights, benefits or privileges to the Creditor or the Debtor.

      15. Authority. The Creditor and the Debtor represent and warrant that they have the legal power, capacity and authority to enter into this Agreement and that the person signing for the Creditor and Debtor is authorized and directed to do so.

      16. Entire Agreement, Amendment. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be amended orally or in any manner other than by an agreement in writing signed by the Lender, Creditor and Debtor.

      17. Additional Documentation. Each of the Creditor and the Debtor shall execute and deliver to the Lender such further instruments and shall take such further action as the Lender may at any time or times request in order to carry out the provisions and intent of this Agreement.

      18. Successors and Assigns. This Agreement shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Creditor and Debtor and their respective heirs, personal representatives, successors and assigns.

      19. Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document evidencing the Superior Debt.

      20. Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Connecticut.

      21. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      22. Amendment and Restatement. This Agreement amends, restates, supercedes and replaces in its entirety the Existing Debt Subordination Agreement.

                        THE NEXT PAGE IS A SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered, as of the 5th day of May, 2006.


WITNESSES:


/s/ Jennifer Hite                       /s/ Kevin J. Thomas
------------------------------------    ----------------------------------------
                                        Kevin J. Thomas


WITTNESS/ATTEST:                        BANK OF AMERICA, N.A.


                                        By: Michael J. Radcliffe
------------------------------------        ------------------------------------

                                            Its Senior Vice President


                                        ARGAN, INC.


/s/ Rainer Bosselmann                   By  /s/ Arthur Trudel
------------------------------------       -------------------------------------
                                            Name: Arthur Trudel
                                                  ------------------------------
                                            Title: CFO
                                                   -----------------------------


                                        SOUTHERN MARYLAND CABLE, INC.


/s/ Rainer Bosselmann                   By  /s/ Arthur Trudel
------------------------------------       -------------------------------------
                                            Name: Arthur Trudel
                                                  ------------------------------
                                            Title: CFO
                                                   -----------------------------


                                        VITARICH LABORATORIES, INC.


/s/ Rainer Bosselmann                   By  /s/ Arthur Trudel
------------------------------------       -------------------------------------
                                            Name: Arthur Trudel
                                                  ------------------------------
                                            Title: CFO
                                                   -----------------------------


     [Signature Page to Second Amended and Restated Subordination Agreement]
                                     Page 1